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[LETTERHEAD OF NETLIVE COMMUNICATIONS]





                                                  September 23, 1997

          Mr. Gary Rogers
          210 Boulder Ridge Road
          Scarsdale, NY 10583

          Re: Amendment dated September 23, 1997 to the Settlement and Voting
              Agreement dated June 12, 1997 by and among NetLive Communications, Inc. (the "Company"), May Davis Group, Inc., Owen May, Dibo Attar, Dennis Sal and the Funds signatory thereto (the "Amendment")



          Dear Mr. Rogers:

                   For good and valuable consideration, the receipt of which is hereby acknowledged, including but not limited to the Company's execution of the Amendment, you have agreed to be bound by all of the obligations of the Subscribing Parties under the Amendment. . You have also hereby confirmed that as of the date of this letter you own no capital stock of the Company. Please countersign this letter in the space below if it accurately reflects our mutual agreement.

                                        NETLIVE COMMUNICATIONS, INC.


                                        By:/s/ Michael Kharitonov
                                           ----------------------------
                                           Michael Kharitonov
                                           Chairman, President & CEO

          Accepted and Agreed to
          As of the date first above-written


          /s/ Gary Rogers
          --------------------
          Gary Rogers